Steben Select Multi-Strategy Fund

Supplement dated March 4, 2019

to the Prospectus dated July 30, 2018

On March 4, 2019, the Board of Trustees (the “Board”) of Steben Select Multi-Strategy Fund (the “Fund”) approved a plan to liquidate and terminate the Fund upon recommendation by Steben & Company, Inc., the Fund’s investment adviser. The Board considered the Fund’s asset size and distribution, among other factors, in its decision to liquidate the Fund.

In anticipation of the liquidation, the Fund will stop accepting purchases and begin an orderly transition of its portfolio to cash. The Fund will remain invested in the underlying portfolio funds through March 31, 2019.

On March 31, 2019, the Fund will liquidate its assets and distribute cash to all shareholders. We currently expect that proceeds will be paid to you in early May 2019 based on the value of your investment as of March 31, 2019. This distribution will represent a taxable event for investors who hold the Fund in taxable accounts. No early withdrawal fees will be charged. Upon SEC approval, the Fund will deregister under the Investment Company Act of 1940, as amended and will terminate upon the liquidation and winding up of its affairs.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE